                            QUAKER FABRIC CORPORATION





--------------------------------------------------------------------------------
                          EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------

                            EFFECTIVE OCTOBER 1, 1997

                            QUAKER FABRIC CORPORATION


--------------------------------------------------------------------------------
                          EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------


                           EFFECTIVE OCTOBER 1, 1997

                                Table of Contents
                                -----------------


Section                                            Title                                              Page
-------                                            -----                                              ----
1.       Administration..................................................................................1

2.       Eligibility.....................................................................................3

3.       Participation...................................................................................3

4.       Deductions......................................................................................4

5.       Deduction Changes and Plan Withdrawals..........................................................4

6.       Purchase of Shares..............................................................................6

7.       Dividends.......................................................................................6

8.       Stock...........................................................................................7

9.       Issuance of Certificates........................................................................7

10.      Registration of Certificates....................................................................7

11.      Rights as a Stockholder.........................................................................7

12.      Retirement, Death, Disability, Section 16 Applicability, Leave of Absence or Other
         Termination of Employment.......................................................................7

13.      Withholding.....................................................................................9

                                        i

Section                                            Title                                              Page
-------                                            -----                                              ----
14.      Rights Not Transferable.........................................................................9

15.      Designation of Beneficiary.....................................................................10

16.      Application of Funds...........................................................................10

17.      Adjustment in Case of Changes Affecting Common Stock...........................................10

18.      Amendment of the Plan..........................................................................10

19.      Termination of the Plan........................................................................10

20.      Governmental Regulations.......................................................................11

21.      Plan Share Purchases...........................................................................11

22.      No Employment Rights...........................................................................11

23.      Notices........................................................................................11

24.      Severability of Provisions.....................................................................11

25.      Headings and Captions..........................................................................12

26.      Approval of Board..............................................................................12

27.      Controlling Law................................................................................12

                                       ii

                            QUAKER FABRIC CORPORATION


--------------------------------------------------------------------------------
                          EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------


                            EFFECTIVE OCTOBER 1, 1997

        The purpose of the Quaker Fabric Corporation Employee Stock Purchase Plan (the "Plan") is to encourage and facilitate employee stock ownership by providing a continuing opportunity to purchase the common stock, par value $.01, (the "Common Stock") of Quaker Fabric Corporation (the "Company") at a discount through payroll deductions. The Plan is not intended to be qualified under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

1.      ADMINISTRATION

        (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee consisting of directors or other persons as may be appointed by the Board (the "Committee").

        (b) The Committee shall have full authority to interpret the Plan; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; and to make all other determinations and to take such steps in connection with the Plan as the Committee, in its sole discretion, deems necessary or desirable for administering the Plan.

        (c) The Committee may designate other employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to such other employees to execute agreements or other documents on behalf of the Committee.

        (d) The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee, its members and any person designated pursuant to paragraph
               (c) above shall not be liable for any action or determination made in good faith with respect to the Plan. The Company or an Affiliate (as defined in section 2), as the case may be, shall, to the fullest extent permitted by law and the certificate of incorporation and bylaws of the Company or an Affiliate and, to the extent not covered by insurance, indemnify each director, officer or employee of the Company or an Affiliate (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Company, except in instances where any such person engages in willful neglect or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the certificate of incorporation or the bylaws of the Company or an Affiliate. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

        (e) Except with respect to brokerage fees and commissions charged for the sale of shares of Common Stock and any fees charged for certificates of shares of Common Stock, all other costs, fees and expenses involved in administering the Plan as provided herein, or incident thereto, including without limitation, brokerage fees and commissions charged for the purchase of shares of Common Stock, shall be borne by the Company. Employees shall be fully responsible for (i) any brokerage fees and commissions charged for the sale of shares of Common Stock (ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Plan, including without limitation, taxes owed on the discount given hereunder.

        (f) All determinations by the Committee with respect to the administration of the Plan shall be in the sole discretion of the Committee based on this Plan document and other relevant documents, and all such determinations shall be final and binding upon all interested parties, including the employee, the employee's executor, administrator or other personal representative or designated beneficiary, and the Company.

        (g) The Committee shall designate an agent (the "Agent") to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time.

2.      ELIGIBILITY

        All regular employees (as defined in accordance with the Company's or Affiliate's policies) of the Company or of any Affiliate designated by the Board to participate in the Plan, who are employed within the United States shall be eligible to participate in the Plan after completing 90 days of continuous service with the Company or an Affiliate in accordance with the terms hereof and such rules as may be prescribed from time to time ("Eligible Employees"). Temporary employees, seasonal employees, employees employed by the Company or an Affiliate outside of the United States, independent contractors (even if such persons are retroactively reclassified by the Internal Revenue Service as common law employees for the period during which the Company or Affiliate treated the individuals as independent contractors), persons subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), and employees whose employment is governed by the terms of a collective bargaining agreement between employee representatives (within the meaning of Code Section 7701(a)(46)) and the Company or an Affiliate (except to the extent that the collective bargaining agreement expressly provides for the inclusion of such employees) are not eligible to participate in the Plan. "Affiliate" shall mean a subsidiary corporation as defined under Code Section 424(f).

3.      PARTICIPATION

        An Eligible Employee may participate in the Plan by completing and forwarding payroll deduction authorization form to the Company's Human Resources Department. The form shall authorize a payroll deduction from the Eligible Employee's compensation each payroll period, which shall become effective on the payroll date coincident with or next following the first Entry Date following the ten (10) day period (or such other time period as the Human Resources Department may from time to time set) after the Human Resources Department receives the form from the Eligible Employee. Notwithstanding the foregoing, any employee who is an Eligible Employee on the Effective Date and who elects to participate in the Plan commencing on the Effective Date, may participate in the Plan as soon as practicable without regard to the specified Entry Date. "Entry Date" shall mean January 1, April 1, July 1 and October 1 of each calendar year or the next business day following such date.

 4.     DEDUCTIONS

        The Company shall maintain payroll deduction accounts for all Eligible Employees who participate in the Plan. An Eligible Employee may authorize a payroll deduction in a designated percentage (in whole percentages) of the Eligible Employee's Compensation that he or she receives each payroll period or in a designated dollar amount (in increments of ten dollars ($10)), up to a maximum of the lesser of ten percent (10%) of Compensation or ten thousand dollars ($10,000) per year. To the extent that an Eligible Employee does not participate during a full calendar year, the foregoing annual maximum limitations shall be prorated by multiplying the limit by a fraction, the numerator of which is the number of complete payroll periods that the Eligible Employee participates in the Plan and the denominator of which is the total number of payroll periods in the calendar year. Amounts deducted shall equal at least one percent (1%) of Compensation for each complete payroll period. In no event shall interest be credited to Eligible Employees' accounts.

        "Compensation" means all cash wages paid to an Eligible Employee by the Company or an Affiliate, including salary, overtime, commissions, bonuses, incentive compensation, and other lump sum payments. Compensation shall include amounts contributed by salary reduction to a plan subject to Section 125 or 401(k) of the Code. Compensation shall not include any imputed income or contributions by the Company or an Affiliate to, or benefits paid under, any stock option plan (whether by grant or exercise of an option or sale of Common Stock relating thereto), any pension, profit-sharing, fringe benefit, group insurance or other employee welfare plan heretofore or hereafter adopted or any deferred compensation arrangement or amounts paid or accrued as severance pay.

5.      DEDUCTION CHANGES AND PLAN WITHDRAWALS

        (a) Change of Election. An Eligible Employee may increase or decrease his or her payroll deduction, effective as of the payroll date coincident with or next following the Entry Date, by timely filing a new payroll deduction authorization form with the Human Resources Department at least ten (10) days (or such other period of time as the Human Resources Department may from time to time prescribe) prior to such Entry Date.

        (b) Hardship Withdrawals. In the event an Eligible Employee makes a hardship withdrawal of employee deferral (401(k)) contributions under any plan maintained by the Company or an Affiliate which is qualified under Section 401(a) of the Code that contains a
               Section 401(k) feature (the "Company 401(k) Plan"), such Eligible Employee's payroll deductions and the purchase of shares of Common Stock shall be suspended until the first payroll period coincident with or following the Entry Date commencing after the twelve (12) month period after such hardship withdrawal. If an Eligible Employee who elects a hardship withdrawal under the Company's 401(k) Plan has a cash balance accumulated in his or her account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such cash balance shall be returned to the employee as soon as administratively practicable.

        (c) Voluntary Suspension. An Eligible Employee may at any time upon ten (10) days' notice to the Human Resources Department (or such other period of time as the Human Resources Department may from time to time prescribe), and for any reason, suspend participation in the Plan, which shall become effective on the first payroll date coincident with or next following the ten (10) day period (or such other period of time as the Human Resources Department may from time to time prescribe). Any cash balance accumulated in his or her account that has not already been applied to purchase shares shall be returned to the Eligible Employee as soon as administratively feasible. An Eligible Employee who suspends participation may thereafter begin participation again on any Entry Date following the date of suspension, provided that the Eligible Employee notifies the Company's Human Resources Department no later than the tenth
               (10th) day prior to the Entry Date (or such other time period as the Human Resources Department may from time to time set).

        (d) Automatic Suspension. An Eligible Employee's participation in the Plan with regard to future payroll deductions shall be automatically suspended upon any of the following events:

                    (i)  the employee is no longer an Eligible Employee;

                   (ii)  the employee becomes Disabled;

                  (iii)  the employee is on a Leave of Absence;

                   (iv) the employee elects to receive a hardship withdrawal as described in Section 5(b) above;

                    (v)  the employee retires;

                   (vi)  the employee dies;

                  (vii) the employee terminates employment for any other reason; or

                 (viii) the employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate or a parent corporation, as defined under Section 424(e) of the Code.

        "Disability" or "Disabled" shall mean a permanent and total disability as defined under Section 22(e)(3) of the Code. A "Leave of Absence" shall be determined by the usual policies of the Company or Affiliate and shall not include vacation time.

6.      PURCHASE OF SHARES

        Amounts credited to an Eligible Employee's account as of the last trading day of each calendar quarter shall be applied to purchase fully paid and non-assessable whole and/or fractional shares of Common Stock for the account of that Eligible Employee at a purchase price equal to eighty-five percent (85%) of Fair Market Value as of the day of purchase. The purchase shall occur on the first Entry following the calendar quarter in which payroll deductions were credited to an Eligible Employee's account. Notwithstanding the foregoing, the Board of Directors of the Company, in its sole discretion, may set the purchase price at an amount that exceeds eighty-five percent (85%) of the Fair Market Value as of the day of purchase. If all or any portion of the shares cannot reasonably be purchased on the first Entry Date following the calendar quarter in which payroll deductions were credited to an account in the sole discretion of the Committee because of availability or any other reason, such purchase shall be made as soon thereafter as feasible. The Eligible Employee's account shall be charged for the amount of the purchase, and the ownership of such share or shares shall be appropriately evidenced on the books of the Company. "Fair Market Value" shall mean the actual purchase price of a share of Common Stock on a particular date, net of commissions.

7.      DIVIDENDS

        Cash dividends, if any, on shares of Common Stock acquired through the Plan for which certificates have not been issued to the Eligible Employee will be automatically paid by check directly to the Eligible Employee by the Company's transfer agent. Cash dividends on shares of Common Stock acquired through the Plan for which certificates have been issued will not be administered by the Plan.

8.      STOCK

        The maximum number of shares of Common Stock which shall be available or reserved for sale under the Plan shall be 100,000. Purchases of Common Stock under the Plan shall be made by the Agent on the open market, or in the sole discretion of the Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Plan, upon such terms as the Committee may approve.

9.      ISSUANCE OF CERTIFICATES

        Certificates for whole shares of Common Stock shall not be issued to Eligible Employees unless and until requested. A fee fixed by the Agent may be charged for certificates of shares of Common Stock and for the replacement of lost certificates. Certificates for a fractional share shall not be issued under any circumstance. If an Eligible Employee requests certificates for whole shares of Common Stock, any fractional share of Common Stock shall remain in the Eligible Employee's account during his or her employment, unless he or she requests cash in lieu of the fractional share.

10.     REGISTRATION OF CERTIFICATES

        If an Eligible Employee requests a certificate, certificates may be registered only in the name of the Eligible Employee.

11.     RIGHTS AS A STOCKHOLDER

        None of the rights or privileges of a stockholder of the Company shall exist with respect to shares of Common Stock purchased under the Plan unless and until such shares shall have been appropriately evidenced on the books of the Company.

12. RETIREMENT, DEATH, DISABILITY, SECTION 16 APPLICABILITY, LEAVE OF ABSENCE OR OTHER TERMINATION OF EMPLOYMENT

        (a) Termination of Employment of Application of Section 16 of the Exchange Act (Other Than Disability or Leave of Absence Prior to Termination of Employment). Subject to such notice requirements as the Committee may from time to time prescribe, in the event of an Eligible Employee's retirement, death, or other termination of employment or in the event an Eligible Employee becomes subject to the requirements of Section 16 of the Exchange Act: (i) no further payroll deductions shall be taken from any payroll checks paid to such Eligible Employee on or after his or her retirement, death or other termination of employment or date upon which he or she became subject to the requirements of Section 16 of the Exchange Act; (ii) no further shares of Common Stock shall be purchased for the account of the Eligible Employee; (iii) any cash balance accumulated in the Eligible Employee's account shall be paid to the Eligible Employee or, in the event of the Eligible

               Employee's death, to the Eligible Employee's estate; and (iv) any dividends paid on shares of Common Stock on or after such Eligible Employee's retirement, death, other termination of employment or date upon which he or she became subject to the requirements of Section 16 of the Exchange Act shall be distributed to such Eligible Employee as a cash dividend. Nothing in this paragraph shall be deemed to prevent an Eligible Employee who becomes ineligible due to retirement, other termination of employment or applicability of Section 16 of the Exchange Act from becoming eligible again under Section 2.

        (b) Disability or Leave of Absence Prior to Termination of Employment. Subject to such notice requirements as the Committee may from time to time prescribe, in the event of an Eligible Employee's Disability or Leave of Absence, payroll deductions shall only be taken from pay that is due and owing to the Eligible Employee. To the extent that any cash balance has accumulated in the Eligible Employee's account, such balance shall be used to purchase shares of Common Stock on the first Entry Date following the calendar quarter in which payroll deductions were credited to the account, or such other day as the Committee determines. With respect to an Eligible Employee who becomes ineligible to participate due to a Disability or Leave of Absence, shares of Common Stock held in such Eligible Employee's accounts shall continue to be held in the Eligible Employee's account unless he or she elects otherwise under paragraph (c) below. In the event that such employee's Disability or Leave of Absence ends and such employee returns to work as an Eligible Employee, payroll deductions shall resume automatically in accordance with his or her most recent authorization form in effect prior to the Disability or Leave of Absence, unless he or she elects otherwise. Paragraph (a) above shall apply to any termination of employment following an Eligible Employee's Disability or Leave of Absence.

        (c) Treatment of Common Stock Upon Termination of Employment. With respect to Eligible Employees who are not persons subject to
               Section 16 of the Exchange Act, such Eligible Employees shall elect one (or a combination) of the following alternatives upon termination of employment (other than Disability or Leave of Absence):

                    (i) the Eligible Employee may request the Agent to sell all or a portion of shares of Common Stock for which certificates have not been issued to him or her and receive cash for such shares, subject to any brokerage fees or commissions; or

                   (ii) receive certificates, without charge, for all or a portion of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock.

               If such Eligible Employee does not make an election regarding the treatment of his or her shares within the time period prescribed by the Committee, such Eligible Employee shall automatically receive certificates, without charge, for all whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock.

               An Eligible Employee who becomes ineligible to participate due to Disability or Leave of Absence may elect one (or a combination) of the above alternatives at any time on or after his or her Disability or Leave of Absence.

        (d) Treatment of Common Stock Upon Application of Section 16 of the Exchange Act or Section 5(vii) of the Plan. If an Eligible Employee becomes subject to Section 16 of the Exchange Act or
               Section 5(d)(vii) of the Plan, the employee shall receive, at such time he or she becomes subject to Section 16 of the Exchange Act or Section 5(d)(vii) of the Plan, certificates, without charge, for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock.

13.     WITHHOLDING

        The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations to withhold federal, state or local income or other taxes incurred by reason of the issuance of shares of Common Stock pursuant to the Plan.

14.     RIGHTS NOT TRANSFERABLE

        Rights under the Plan are not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and are exercisable during the Eligible Employee's lifetime only by the Eligible Employee or his or her guardian or legal representative.

15.     DESIGNATION OF BENEFICIARY

        An Eligible Employee participating in the Plan may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares of Common Stock and cash remaining in such Eligible Employee's account under the Plan in the event of Eligible Employee's death. Such designation of beneficiary may be changed by the Eligible Employee at any time by written notice. If an Eligible Employee participating in the Plan is married on the date of death and no beneficiary had been designated by the Eligible Employee prior to the Eligible Employee's death, the Eligible Employee's spouse will be presumed to be his beneficiary. If an Eligible Employee participating in the Plan is not married on the date of death and no beneficiary had been designated by the Eligible Employee prior to the Eligible Employee's death, the Eligible Employee's beneficiary shall be Eligible Employee's estate.

16.     APPLICATION OF FUNDS

        All funds received or held by the Company under the Plan may be used for any corporate purpose.

17.     ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK

        In the event of any change affecting Common Stock, such as stock splits or stock dividends, such adjustment shall be made as may be deemed equitable by the Board to give proper effect to such event and as required by applicable law.

18.     AMENDMENT OF THE PLAN

        The Board may at any time, or from time to time, amend the Plan in any respect.

19.     TERMINATION OF THE PLAN

        The Plan and all rights of employees under the Plan shall terminate at any time at the discretion of the Board. Upon termination of the Plan,
        (a) certificates for whole shares of Common Stock held in an Eligible Employee's account under the Plan shall be issued, without charge; (b) a cash payment shall be made in lieu of any fractional shares of Common Stock; and (c) all cash balances accumulated in the accounts of Eligible Employees shall be promptly refunded.

20.     GOVERNMENTAL REGULATIONS

        The Company's obligation to sell and deliver Common Stock under the Plan is subject to all applicable laws and regulations, including the receipt of any approval of any governmental authority or stock exchange required in connection with the authorization, issuance, or sale of such shares of Common Stock.

21.     PLAN SHARE PURCHASES

        Purchases of outstanding shares of Common Stock may be made pursuant to and on behalf of the Plan, upon such terms as the Committee may approve, for delivery under the Plan. Shares delivered under the Plan may also be treasury shares or newly issued shares.

22.     NO EMPLOYMENT RIGHTS

        The establishment and operation of this Plan shall not confer any legal rights upon any employee or other person for a continuation of employment, nor shall it interfere with the rights of the Company or an Affiliate to discharge any employee and to treat him or her without regard to the effect which that treatment might have upon him or her as an Eligible Employee or potential Eligible Employee under the Plan.

23.     NOTICES

        Each Eligible Employee shall be responsible for furnishing the Agent and the Human Resources Department with the current and proper address for the mailing of notices and the delivery of other information. Any notice required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Eligible Employee furnishes the proper address.

24.     SEVERABILITY OF PROVISIONS

        If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

25.     HEADINGS AND CAPTIONS

        The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

26.     APPROVAL OF BOARD

        The Plan shall not be effective unless and until approved by the Board.

27.     CONTROLLING LAW

        This Plan shall be construed and enforced according to the laws of the State of Delaware (without giving effect to conflict of law rules).